                                                                  EXHIBIT 23.3

                      CONSENT OF LAWRENCE M.V.D. SCHLOSS


   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of Amendment No. 1 to the Registration Statement on Form S-4 of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Lawrence M.v.D. Schloss
                                          -----------------------------------
                                             Lawrence M.v.D. Schloss


July 9, 1997